UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2017

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    On October 25, 2017, the 2017 Annual Meeting of Shareholders of Parker-Hannifin Corporation (the “Company”) was held.

(b)(i)    The Shareholders elected the following directors for a term expiring at the Annual Meeting of Shareholders in 2018, as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Lee C. Banks	104,651,700	3,554,851	415,622	8,686,351

Robert G. Bohn	106,390,771	1,718,309	513,903	8,686,351

Linda S. Harty	106,534,895	1,569,782	517,496	8,686,351

Robert J. Kohlhepp	103,491,889	4,561,049	569,235	8,686,351

Kevin A. Lobo	106,505,162	1,569,322	547,689	8,686,351

Klaus-Peter Mûller	103,476,411	4,517,487	628,275	8,686,351

Candy M. Obourn	104,478,980	3,531,878	611,315	8,686,351

Joseph Scaminace	103,666,345	4,424,688	531,140	8,686,351

Wolfgang R. Schmitt	103,185,490	4,791,328	645,355	8,686,351

Åke Svensson	106,476,113	1,603,347	542,713	8,686,351

James R. Verrier	106,097,648	1,905,104	619,421	8,686,351

James L. Wainscott	105,452,836	2,629,925	539,412	8,686,351
Thomas L. Williams	99,900,003	7,543,163	1,179,007	8,686,351

(ii)	The Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,164,980	3,753,380	390,164	0

(iii)	The Shareholders approved, on a non-binding, advisory basis, the compensation of the Named Executive Officers of the Company, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,088,416	5,690,095	842,509	8,686,351

(iv)
The Shareholders recommended, on a non-binding, advisory basis, that future advisory shareholder votes on the compensation of the Company’s named executive officers should occur every year, as follows:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non-Votes
96,504,857	611,286	10,638,266	867,511	8,686,351

Based on these results, and consistent with the recommendation of the Board of Directors, the Company intends to hold future non-binding, advisory votes on the compensation of the Company's named executive officers every year until the next required vote on the frequency of such non-binding, advisory votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

	By:	/s/Joseph R. Leonti
Joseph R. Leonti
Vice President and Secretary

Date: October 25, 2017